                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                  FIRST BANCORP
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                  FIRST BANCORP
                            1519 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00908
                                 (787) 729-8200


                               NOTICE OF MEETING
                                      AND
                                PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 1999



To the Stockholders of First BanCorp Puerto Rico:

     NOTICE IS HEREBY GIVEN that pursuant to a resolution of the Board of Directors and Section 2 of the Corporation Bylaws, the 1999 Annual Meeting of Stockholders of First BanCorp will be held at its principal offices located at 1519 Ponce de Leon Avenue, Santurce, San Juan, Puerto Rico, on Tuesday, April 27, 1999, at 2:00 p.m., for the purpose of considering and taking action on the following matters, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect four (4) directors for a term of three years or until their successors have been elected and qualified.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Bank's independent auditors for fiscal year 1999.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The stockholders or their representatives should register their credentials or proxies with the Corporation's Secretary on or before 2:00 p.m. of the day of the meeting.

     The Board of Directors has set March 15, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

San Juan, Puerto Rico
March 27, 1999

                                   By order of the Board of Directors

Antonio R. Escriba-Oliver, Esq.                    Angel Alvarez Perez, Esq.
Secretary                                          Chairman, President & CEO


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY THAT YOU GIVE IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

                                  FIRST BANCORP
                            1519 Ponce de Leon Avenue
                           Santurce, Puerto Rico 00908


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 1999

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First BanCorp ("the Corporation") for use at the Annual Meeting of Stockholders to be held at the Corporation's main offices located at 1519 Ponce de Leon Avenue, Santurce, Puerto Rico on the 27th day of April 1999, at 2:00 p.m., and at any adjournment thereof. This Proxy Statement is expected to be mailed to stockholders of record on or about March 27, 1999.
                           SOLICITATION AND REVOCATION
    Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy form have been designated as proxies by the Board of Directors. Shares represented by properly executed proxies received will be voted at the Meeting in accordance with the instructions specified therein. If no contrary instructions are given, each proxy received will be voted for the matters described below. Any proxy given as a result of this solicitation may be revoked by the stockholder at any time before it is exercised in the following manner: (i) submitting a written notification to the Secretary of First BanCorp., (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving proper notice to the Secretary of his or her intention to vote in person. The proxies that are being solicited may be exercised only at the Annual Meeting of First BanCorp or at any adjournment of the Meeting.

    Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Corporation to vote the proxy with respect to the election of any person as director if any nominee is unable to serve or for good cause will not serve; matters incident to the conduct of the meeting; the approval of minutes of the previous Annual Meeting held on May 26, 1998; and upon such other matters as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any business which may properly come before the Annual Meeting other than those described in this Proxy Statement. However, if any other matters come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting those proxies.

                                VOTING SECURITIES
    The Board of Directors has fixed the close of business on March 15, 1999, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. At the close of business on the record date there were 29,145,552(1) shares of the issued and outstanding common stock of the Corporation in circulation, each of which is entitled to one vote at the Annual Meeting.

    The presence, either in person or by proxy, of at least a majority of the Corporation's issued and outstanding shares of common stock in circulation is necessary to constitute a quorum. For purposes of determining quorum, abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated that it does not have discretionary authority to vote on a particular matter. Action with respect to Proposal 1: Election of Directors, and Proposal 2: Ratification of Appointment of Independent Accountants, shall be taken by a majority of the total votes present in person or by proxy and entitled to vote. Therefore, as to such prospect, abstentions and broker non-votes will have the same effect as a vote against the proposals. Each share of common stock is entitled to one vote for the proposals to be considered.


------------------

1 Does not include 467,000 shares held as treasury shares, which are not entitled to vote.

                                      p. 1

                       BENEFICIAL OWNERSHIP OF SECURITIES
    The following sets forth information known to the Bank as to any persons or entities which as of March 15, 1998, by themselves or as a group, as the term is defined by section 13(d)(3) of the Securities Exchange Act of 1934, are the beneficial owners of 5% or more of the issued and outstanding common stock of the Corporation in circulation.


BENEFICIAL OWNERS OF 5% OR MORE:

Name                                             Number of Shares            Percentage(2)
------------------------------------------------------------------------------------------------------------------------------------
FMR Corp.
82 Devonshire Street
Boston, MA 02109                                       2,868,600                9.84%

Thomas Garity
d/b/a Garity & Co., Capital Management
1414 Banco Popular Center
Hato Rey, Puerto Rico 00918                            2,199,202                7.55%

Angel Alvarez-Perez
Chairman, President and CEO
First BanCorp.
1519 Ponce de Leon Avenue
Santurce, PR 00908                                     2,187,602(3)             7.51%


BENEFICIAL OWNERSHIP BY DIRECTORS OR NOMINEES:
    The following table sets forth information with regard to the total number of shares beneficially owned by each member of the Board of Directors and each Executive Officer and by all Directors and Executive Officers and Officers as a group.(4)

Name                                             Number of Shares            Percentage(5)
------------------------------------------------------------------------------------------------------------------------------------
Directors:
Angel Alvarez-Perez                                    2,511,602(6)               8.40%
Jose Julian Alvarez-Bracero                                4,000                  *
Rafael Bouet-Souffront                                    82,000                  *
Francisco D. Fernandez                                    84,434                  *
Armando Lopez-Ortiz                                      103,714                  *
German E. Malaret                                         22,603                  *
Hector M. Nevares                                      1,200,000(7)               4.01%

-----------------------

(2) As a percentage of 29,145,552 shares issued, outstanding and in circulation as of 03/15/99.
(3) Does not include 324,000 shares subject to outstanding stock options. All such options are fully exercisable at this time.
(4) Information as to beneficial ownership by officers and directors is derived from information submitted by such officers or directors.
(5) As a percentage of 29,900,052 shares. This amount includes 29,145,552 shares issued, outstanding and in circulation as of March 15, 1999, and 754,500 shares subject to stock options held by officers. All outstanding stock options are fully exercisable at this time.
(6) This amount includes 324,000 shares subject to outstanding stock options. All such stock options are exercisable at this time.
(7) Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares. Mr. Hector M. Nevares is the beneficial owner of 150,000 shares; however, Mr. Nevares shares voting power on an additional 1,050,000 shares over which he disclaims ownership.


                                      p. 2

Antonio Pavia-Villamil                         66,981                 *
Jose Teixidor                                  33,880                 *
Angel L. Umpierre                             649,490(8)              2.17%
Annie Astor de Carbonell, Senior EVP          507,924(9)              1.70%

Executive Officers:
Luis M. Beauchamp, Senior EVP                 358,024(10)             1.20%
Aurelio Aleman, Executive VP                   52,000(11)             *
Fernando Batlle, Executive VP                  52,500(12)             *
Francisco Cortes, Executive VP                 56,120(13)             *
Randolfo Rivera                                40,000(14)

Directors, Executive Officers and
Officers as a group

(20 persons)                                5,887,963                19.70%

    (*) Represents less than 1%.


              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS OF
           FIRST BANCORP, DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE
                           OFFICERS OF THE CORPORATION

    The Bylaws of the Corporation provide that the Board of Directors shall consist of a number of members fixed from time to time by resolution of an absolute majority of the Board of Directors, provided that the number of directors shall always be an odd number and not less than five nor more than fifteen. The number of directors as established by resolution of the Board of Directors is presently eleven. The Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class is elected each year on a rotating basis. On October 1, 1998, the consummation of the reorganization of FirstBank into a holding company structure was completed. Effective that date all of the Board of Directors of the Bank became members of the Board of First BanCorp. The information presented below regarding the time of service on the Board of Directors includes terms served on the Board of FirstBank.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors First BanCorp knows of no reason why any of the persons listed below may not be able to serve as a director if elected.


-------------------------
(8) This amount includes 575,790 shares beneficially owned by Mr. Umpierre and 73,000 beneficially owned by his wife.
(9) This amount includes 44,500 shares, subject to outstanding stock options. All such stock options are exercisable at this time.
(10) This amount includes 47,500 shares, subject to outstanding stock options. All such stock options are exercisable at this time.
(11) This amount represents 40,000 shares subject to outstanding stock options. All such stock options are exercisable at this time.
(12) This amount includes 40,000 shares subject to outstanding stock options. All such stock options are exercisable at this time.
(13) This amount includes 8,000 shares subject to outstanding stock options. All such stock options are exercisable at this time.
(14) This amount includes 40,000 shares subject to outstanding stock options. All such stock options are exercisable at this time.


                                      p. 3

                                   PROPOSAL #1
                              ELECTION OF DIRECTORS
                  NOMINEES FOR A THREE-YEAR TERM EXPIRING 2002
Name
----

Francisco D. Fernandez, 71
     Consulting Engineer. Founder and Chief Executive Officer of Abacus Corporation, an information systems consulting firm, since 1970. Member of the Consulting Board of Pavia Hospital, Santurce, Puerto Rico, until June 1996. Chairman of First Leasing & Rental Corporation and Director of First Federal Finance Corporation.(15) Director since 1981.

German E. Malaret, 70
     Doctor of Medicine. Medical Director of the Puerto Rico and Caribbean Cardiovascular Center. Former State Surgeon for the Puerto Rico National Guard. Past Governor for the District of Puerto Rico of the American College of Physicians and of the American College of Cardiology, and Associate Professor of Medicine of the University of Puerto Rico. Chairman of FirstBank since 1990. Director since 1976.

Annie Astor de Carbonell, 41
Senior Executive Vice President - Chief Financial Officer
     Certified Public Accountant. Senior Executive Vice President & Chief Financial Officer of FirstBank since March 1997. From 1987 to 1998, Executive Vice President and Chief Financial Officer. From 1984 to 1987, Senior Vice President and Comptroller. Prior to joining the Bank, Senior Auditor at Peat Marwick Mitchell & Co. Director of First Puerto Rico Growth and Income Fund, Inc. since 1998. Director of Puerto Rico Telephone Company from January 1993 to March 1999 and Chairperson from 1997 to March 1999. Member of the Board of Trustees of Sacred Heart University from 1991 to 1995, Chairperson from 1993 to 1995. Director of First Leasing & Rental Corporation and of First Federal Finance Corporation.(15) Joined the Bank in 1983. Director since July 1995.

Rafael Bouet-Souffront, 52
     Industrial Engineer. From 1987 to present, President of Bouet & Rodriguez, Inc., a company engaged in the installation and construction of industrial, residential and institutional electrical projects. From 1980 to 1987, President of North Caribbean Electrical Corp., electrical contractors. Member of the Board of Directors of First Federal Finance Corp.(15) Appointed to the Board of Directors in April 1998.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS DIRECTORS. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      Directors Whose Terms Expire in 2000
Name
----

Jose Julian Alvarez-Bracero, 65(16)
    January 1, 1999 to present, Executive Director of "Fundacion Cruz Azul de Puerto Rico, Inc.". From 1995 until retirement on December 31, 1998, President and CEO, La Cruz Azul de Puerto Rico. From 1981 to December 1994, Executive Director, La Cruz Azul de Puerto Rico. Member of the Puerto Rico Chamber of Commerce and former President (1990 to 1991). Past member of the Board of Directors of Banco Central Corporation, from April 1987 to January 1996. Member of the Board of First Federal Finance Corporation.(15) Director since November 1996.

 Armando Lopez-Ortiz, 69

     Consulting Engineer. President of Blythe Industries until retirement in 1981. Member of the Board of Ready Mix Concrete, Inc., until 1995. Director of First Federal Finance Corporation and First Leasing & Rental Corporation.(15) Director since 1986.

---------------
(15) First Federal Finance Corporation (d/b/a) Money Express- "La Financiera") and First Leasing & Rental Corporation are subsidiaries of FirstBank.

(16) Not related to the Chairman, President and CEO Angel Alvarez-Perez.

                                      p. 4

Hector M. Nevares, 48
     Private Investor. Vice Chairman Suiza Foods Corp. from 1996 to present. Partner in Suiza Realty, S.E. Member of the Board of Directors of the Government Development Bank of Puerto Rico from 1989 to 1993. Director since June 1993.

Jose Teixidor, 45
    Executive Vice President and General Manager, B. Fernandez & Hnos., Inc., importers and distributors of grocery products, beer, wines and liquors. Chairman of the Board, Pan Pepin Inc. Chairman of the Board, Baguettes, Inc. President, Eagle Investment Fund, Inc. Member of the Board of Directors of El Nuevo Dia, Inc. Director since January 1994.

                      Directors Whose Term Expire In 2002

Angel Alvarez-Perez, 51
Chairman, President & Chief Executive Officer
    Elected Chairman, President & Chief Executive Officer of First BanCorp. in November 1998. President and Chief Executive Officer of FirstBank since September 1990. From August 10, 1990 to September 1990, Acting President. March 1, 1990 to August 1990, Executive Vice President. Prior to joining the Bank, practicing Attorney at Law specializing in corporate and commercial law. From 1987 to February 1990, partner with the law firm of Vazquez, Vizcarrondo, Alvarez, Angelet & Gonzalez. Director of the Federal Home Loan Bank of New York from December 1993 to January 1995. Member of the Board of Directors of Visa International. Chairman and CEO of First Federal Finance Corporation, CEO and Director of First Leasing & Rental Corporation(17). Director since 1989.




Antonio Pavia-Villamil, 71
     Doctor of Medicine in private practice. Member of the medical staff of Pavia Hospital in Santurce, Puerto Rico, since 1959. Medical Director and Chairman of Pavia Hospital Advisory Board. Member of the Board of First Federal Finance Corporation and First Leasing & Rental Corporation(17). Director since 1981.


Angel L. Umpierre, 69
     Private Investor. Certified Public Accountant. President of Desarrollos Sur Oeste, Inc. Partner Umpierre & Rodriguez, S.E. From 1974 until retirement in 1998, Executive Vice President, director and major stockholder of Pan Pepin, Inc. Mr. Umpierre previously served as a director of First Federal Savings Bank from 1988 until 1990. Director since 1994.


                 SENIOR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS



    The following sets forth information with respect to executive officers of FirstBank who are not directors. Effective October 1998, the following Officers of the Bank were appointed Executive Officers of the Corporation.

Luis M. Beauchamp, 56
Senior Executive Vice President and Chief Lending Officer
    From March 1997 to present, Senior Executive Vice President and Chief lending Officer of FirstBank. From 1990 to March 1997, Executive Vice President, Chief Lending Officer. From 1988 to 1990, General Manager for New York banking operations for Banco de Ponce. From 1968 to 1988, The Chase Manhattan Bank,
N.A.: Regional Manager for Ecuador and Colombia operations and corporate finance for Central American operations, 1988; Country Manager for Mexico from 1986 to 1988; Manager of wholesale banking in Puerto Rico from 1984 to 1986. Member of the Board of Directors of First Leasing & Rental Corporation and of First Federal Finance Corp. d/b/a "Money Express." Joined the Bank in 1990.

Aurelio Aleman, 40
Executive Vice President
President First Leasing & Rental Corporation
    From February 1998 to present Executive Vice President, Retail Banking for FirstBank, and President of First Leasing and Rental Corporation, FirstBank's leasing and rental subsidiary From 1996 to 1998, Vice President CitiBank, N.A., responsible for wholesale and retail automobile financing and retail mortgage business. From 1994 to 1996, Vice President Chase Manhattan Bank, N.A., Banking Operations and Technology for Corporate Capital Markets. Joined the Bank in 1998.


----------------
(17) First Federal Finance Corporation (d/b/a) Money Express-"La Financiera") and First Leasing & Rental Corporation are subsidiaries of FirstBank.

                                      p. 5

Fernando L. Batlle, 32
Executive Vice President
President of First Federal Finance Corporation
    Executive Vice President - Branch Banking and Mortgage Banking of FirstBank and President of First Federal Finance Corporation d/b/a "Money Express", FirstBank's wholly owned small loan subsidiary, since October 1997. From April 1996 to October 1997, Managing Director Neva Management Corporation, an investment management firm. From December 1994 to April 1996, Senior VP/Investments Department and Treasurer of FirstBank, and from June 1994 to December 1994, Vice President Secondary Market at FirstBank, Puerto Rico. From September 1992 to June 1994, MBA Program, Harvard Business School, obtaining MBA in June 1994. From 1989 to August 1992, Assistant VP, Puerto Rico Home Mortgage.

Francisco Cortes-Aguayo, 56
Executive Vice President
    Appointed Executive Vice President of FirstBank in charge of Banking Operations in May 1998. From December 1990 to December 1997, Executive Vice President in charge of the Real Estate Mortgage Division. Senior Vice President/Group Executive of Bank Facilities of from 1989 to 1990. Senior Vice President of Operations from 1983 to 1989. Joined the Bank in 1967.

Randolfo Rivera, 45
Executive Vice President
    Executive Vice President in charge of Corporate Banking of FirstBank since May 1998. From April 1990 to December 1996, Vice President and Component Executive for Local Companies, Public Sector and Institutional Markets for Chase Manhattan Bank, N.A. in Puerto Rico. From January 1997 to May 1998, Corporate Finance Executive in charge of the Caribbean and Central American Region for Chase Manhattan Bank in Puerto Rico. Joined the Bank in May 1998.


                            OTHER MANAGEMENT OFFICERS


Luis Cabrera-Marin, 29
Senior Vice President - Treasury and Investments
     Appointed Senior Vice President of the Investment and Treasury Department in May 1997. Executive Trust Officer since January 1998. From August 1995 to May 1997, Director of Asset Management, Government Development Bank of Puerto Rico. From August 1994 to August 1995, Investment Executive, Oriental Financial Services, Inc., Puerto Rico. From April 1994 to August 1994, Financial Consultant CitiBank, NA. Joined the Bank in 1997.

Aida Garcia, 47
Senior Vice President - Human Resources
     Director of Human Resources since May 1990, From 1988 until 1990, Second Vice president, Human Resources. Prior to joining the Bank, Director of Human Resources at Dr. Federico Trilla Hospital in Carolina. Joined the Bank in 1988.

Antonio R. Escriba-Oliver, 64
Senior Vice President - Secretary
     Secretary of the Board of Directors since 1987. Legal Counsel, 1985 to 1987. Prior to joining the Bank, Attorney at Law in private practice. Secretary of the boards of directors of First Leasing & Rental Corporation and First Federal Finance Corporation. Joined the Bank in 1985.

Laura Villarino-Tur, 40
Senior Vice President - Comptroller
     Certified Public Accountant. Appointed Senior Vice President - Comptroller of FirstBank in 1987. Vice President, Assistant Comptroller from 1984 to 1987. Prior to joining the Bank, Staff Auditor with Peat Marwick Mitchell & Co. Joined the Bank in 1984.

                                      p. 6

                        BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Corporation comprises the same persons who are the directors of FirstBank. During 1998 the Board of Directors of First BanCorp held one regular meeting. The Board of Directors of the Bank held 12 regular meetings and one special meeting during fiscal 1998. Each of the incumbent directors attended in excess of 75% of the aggregate of the total meetings of the Board of Directors and meetings of the committees of the Board on which they served.

                                 AUDIT COMMITTEE

    The Audit Committee is composed of four outside directors who are not and have never been involved in the day-to-day management of the Corporation or of the Bank. The functions of the Audit Committee include review of the reports of examination from regulatory agencies as well as examinations and comments from the independent accountants, Internal Auditor and Compliance Officer regarding internal controls and audit procedures and actions taken by management with regard to such matters. The Committee has the power at its discretion to order interim and surprise audits. The Directors who served on the Audit Committee during fiscal 1998 were German E. Malaret, Chairman; Francisco D. Fernandez; Jose Julian Alvarez; Armando Lopez Ortiz; and Angel L. Umpierre.(18) During fiscal 1998, the Audit Committee met a total of 11 times.

                             COMPENSATION COMMITTEE

    The Compensation Committee is responsible for administering the executive compensation program, including the stock option plans, and for evaluating the performance of key executives, including that of the President and CEO. During fiscal 1998, the Committee was composed of German E. Malaret, Francisco D. Fernandez and Antonio Pavia-Villamil. The Compensation Committee met once during 1998.

                              NOMINATING COMMITTEE

    Pursuant to Article I, Section 14, of the Bylaws of the Corporation, the Board of Directors acts as the Nominating Committee for selecting the nominees for the election of directors at the next succeeding Annual Meeting of Stockholders. No nominations for directors except those made by the Board shall be voted upon at the Annual Meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Bank at least thirty (30) days prior to the date of the annual meeting. Ballots bearing the names of the persons nominated by the Nominating Committee and by stockholders, if any, will be provided for use at the Annual Meeting.


                            COMPENSATION OF DIRECTORS

    Outside Directors of the Corporation did not receive compensation during fiscal 1998. Outside Directors of FirstBank were entitled to a fee of $900 per each regular meeting of the Board of the Bank attended, with the exception of the Chairman, who receives $1,800 for each regular Bank Board meeting attended. Each outside Director of the Bank, including the Chairman, receives $500 per each special or extraordinary meeting of the Board attended as well as for attendance to any standing committee of the Board, and $400 for meetings of the boards of any subsidiary to which they belong. Officers of the Corporation, the Bank or of any subsidiary do not receive fees for service on the boards of the Corporation, the Bank, or the subsidiaries, nor for participation in any committee.

    The following table sets forth fees paid to outside Directors of the Corporation for meetings held by the Board of Directors, committees, and subsidiaries.


--------------
(18) On September 22, 1998 Armando Lopez Ortiz resigned for personal reasons. He was replaced by Angel L. Umpierre.

                                      p. 7

                  BOARD, COMMITTEES & SUBSIDIARIES MEETING 1998

------------------------------------------------------------------------------------------------------------------------------------
                     BOARD                                INFORMATION   INTERNAL  COMPENSATION   MONEY EXPRESS  FIRST LEASING  TOTAL
                      OF       EXPANDED    AUDIT   CREDIT                LOAN       & OPTION        FFCORP.       & RENTAL      FEES
                    DIRECTOR                               TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
GERMAN E. MALARET
   CHAIRMAN         18,100.00             5,500.00          5,000.00                 500.00                                29,100.00
------------------------------------------------------------------------------------------------------------------------------------
JOSE JULIAN
 ALVAREZ
   DIRECTOR          9,000.00             5,500.00          4,500.00                                                       19,000.00
------------------------------------------------------------------------------------------------------------------------------------
FRANCISCO D.
 FERNANDEZ
   DIRECTOR         10,400.00  5,000.00   5,000.00          5,000.00    2,000.00     500.00        1,200.00     1,600.00   30,700.00
------------------------------------------------------------------------------------------------------------------------------------
ARMANDO LOPEZ
   RTIZ, DIRECTOR   10,400.00             4,500.00 5,000.00                                        1,200.00     1,600.00   22,700.00
------------------------------------------------------------------------------------------------------------------------------------
HECTOR M. NEVAREZ
   DIRECTOR          8,600.00                      3,500.00                                                                12,100.00
------------------------------------------------------------------------------------------------------------------------------------
ANTONIO PAVIA
   DIRECTOR          9,500.00                      5,000.00             2,000.00     500.00        1,200.00     1,600.00   19,800.00
------------------------------------------------------------------------------------------------------------------------------------
JOSE TEIXIDOR
   DIRECTOR          9,500.00  3,500.00            5,000.00 3,000.00                                                       21,000.00
------------------------------------------------------------------------------------------------------------------------------------
ANGEL UMPIERRE
   DIRECTOR          8,600.00               500.00                      1,500.00                                           10,600.00
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL BOUET
   DIRECTOR          4,500.00                      3,000.00                                          400.00                 7,900.00
------------------------------------------------------------------------------------------------------------------------------------

MR. BOUET WAS APPOINTED TO FIRST FEDERAL FINANCE CORPORATION EFFECTIVE 10/22/98 MR. BOUET WAS APPOINTED TO THE BOARD OF DIRECTORS EFFECTIVE 5/25/98
MR. ANGEL UMPIERRE WAS APPOINTED TO THE AUDIT COMMITTEE EFFECTIVE 9/22/98

                       COMPENSATION OF EXECUTIVE OFFICERS

    The summary compensation table set forth below discloses compensation for the Chief Executive Officer and the most highly paid executive officers of the Corporation, FirstBank or its subsidiaries who worked with the Corporation, the Bank or such subsidiaries during any period of such fiscal year and whose total cash compensation for fiscal 1998 exceeded $100,000 (named executives).

                              Summary Compensation

------------------------------------------------------------------------------------------------------------------------------------
Name & Principal Position                        Year        Salary($)             Bonus($)            Other Compensation($)(19)
------------------------------------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez                              1998        557,597               400,000                    1,999
President and CEO                                1997        550,007               300,000                    5,700
                                                 1996        475,000               175,000                    3,780
------------------------------------------------------------------------------------------------------------------------------------
Annie Astor de Carbonell                         1998        265,008               188,000                    1,729
Senior Executive Vice President                  1997        265,000                80,000                    5,555
Chief Financial Officer                          1996        261,661                75,000                    3,780
------------------------------------------------------------------------------------------------------------------------------------
Luis M. Beauchamp
Senior Executive Vice President                  1998        265,008               175,000                    1,999
and Chief Lending Officer                        1997        265,000                80,000                    5,555
                                                 1996        261,661                75,000                    3,780
------------------------------------------------------------------------------------------------------------------------------------
Aurelio Aleman*                                  1998        203,849               150,000                      -0-
Executive Vice President                         1997            -0-                   -0-                      -0-
Retail Banking, First Leasing and                1996            -0-                   -0-                      -0-
Rental Corporation
------------------------------------------------------------------------------------------------------------------------------------
Fernando Batlle*                                 1998        200,005               150,000                    1,383
Executive Vice President                         1997        200,000                 5,000                      -0-
Branch Banking, Mortgage and                     1996            -0-                   -0-                      -0-
Money Express
------------------------------------------------------------------------------------------------------------------------------------
Randolfo Rivera*                                 1998        109,233               150,000                      -0-
Executive Vice President
Corporate Banking
------------------------------------------------------------------------------------------------------------------------------------


    * Mr. Fernando Batlle joined the Bank in 1997 and commenced participation in the 165(e) Plan in 1998; Messrs. Aurelio Aleman and Randolfo Rivera joined the Bank in January and May 1998, respectively. Pursuant to the Bank's 165(e) Plan, employees may not participate until completion of one year of service.

--------------
(19) Represents the Bank's pro rata contribution to the executive's participation in the Bank's Defined Contribution Retirement Plan.

                                      p. 8

                                STOCK OPTION PLAN

    The Stock Option Plan is intended to encourage optionees to remain in the employ of the Corporation, the Bank or subsidiaries and to assist the Board of Directors and management in its efforts to attract and to recruit qualified officers to serve the Corporation, the Bank or its subsidiaries. The stock subject to such stock options shall be authorized but unissued shares of the Corporation's $1.00 par value common stock.

    The Plan is administered by the Compensation Committee (the "Committee"), whose members are all outside directors appointed by the Board of Directors. All members of the Committee meet the criteria of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act"). The Committee has discretion to select which eligible persons will be granted stock options, the number of shares of common stock that may be subject to such options, whether stock appreciation rights will be granted for such options and, generally, to determine the terms and conditions in accordance with the Plan. The Plan also provides for proportionate adjustments in the event of changes in capitalization resulting, among others, from merger, consolidation, reorganization, recapitalization, reclassification, stock dividends or splits. All options must be granted within ten years of the effective dates of the Plan. All options granted expire on the date specified in each individual option agreement which date will not be later than the tenth anniversary of the date the option was granted. An eligible person may hold more than one option at a time. The purchase price of options granted shall not be less than the fair market value of the Corporation's common stock at the date of the grant.

    The Plan may be amended at any time by the Board of Directors, subject to any applicable regulatory limitation or regulatory approval requirement. However, shareholder approval is required if an amendment increases the number of shares of common stock that may be subject to options, materially changes the eligibility criteria, changes the minimum purchase price or increases the maximum term of the options.

    The Plan also provides that no person shall be eligible for a stock option grant if at the date of such grant such person beneficially owns more than ten percent (10%) of the outstanding common stock of the Corporation. In addition, pursuant to the change of control provisions contained in Section 12 of the Banking Law of Puerto Rico as amended (7 L.P.R.A.ss.39), to the extent that by the exercise of an option a person would acquire the beneficial ownership of five percent (5%) or more of the issued and outstanding common stock of the Corporation, such person must obtain the approval of the Commissioner of Financial Institutions prior to the exercise of such option. Options granted under the Plans are not transferable other than by will or the laws of descent and distribution. During the life of the optionee, the options may be exercised only by such optionee. In the event of the death or disability of an optionee, options may be exercised whether or not exercisable at the time of such death or disability within one year after the date of such death or disability, but not later than the date the option would otherwise have expired.

    If the employment of an employee is terminated by retirement in accordance with the Corporation's normal retirement policies or is voluntarily or involuntarily terminated within one year after the date of a change in control, the option may be exercised within three months of such occurrence whether or not the option is exercisable at such time, but not later than the date that the option would otherwise have expired.

    Options may be exercised by payment of the fair market price per share established in the Option Agreement, as adjusted for any changes in capitalization, if applicable. Payment may be in cash or at the election of the optionee, common stock of the Corporation having an aggregate fair market value equal to or less than the total option price (i.e. purchase price multiplied by the number of shares bought), plus cash. At the discretion of the Committee, the optionee could be granted stock appreciation rights with respect to an option.

    In April 1987, the Stockholders ratified the Bank's first Stock Option Plan (the "1989 Plan") which expired on January 21, 1997. As of such expiration date, no new options may be granted under the expired 1987 Plan. On April 19, 1997, the Stockholders ratified a new Stock Option Plan (the "1997 Plan"), for which 2,898,704(20) shares were set aside. As of December 31, 1998, there were a total of 234,000 shares subject to unexercised options granted under the 1987 Plan and 520,500 under the 1997 Plan. As of December 31, 1998, the total of unexercised options under the two Plans was 754,500 shares. Except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended, all outstanding options are now exercisable.

---------------------
(20) Adjusted to reflect 100% stock split distributed on May 29, 1998.

                                      p. 9

                        OPTION/GRANTS IN LAST FISCAL YEAR

    The table set forth below discloses the information regarding the stock options granted to the Bank's Chief Executive Officer and the most highly paid executives during 1998.


                                    Shares                  %
                                  Underlying             Granted     Exercise                            Value(1)
                                  Options/SAR           in Fiscal       Base          Expiration        Grant Date
Name                                Granted               1998         Price             Date         Present Value
-------------------------------------------------------------------------------------------------------------------

Angel Alvarez Perez                 100,000                34%         26.00           11/23/2008        $1,299,000
Luis Beauchamp                       18,000                 7%         26.00           11/23/2008           233,820
Annie Astor de Carbonell             16,000                 6%         26.00           11/23/2008           207,840
Aurelio Aleman                       40,000                13%         19.19           02/24/2008           218,800
                                     12,000                 4%         26.00           11/23/2008           155,880
Fernando Batlle                      20,000                 7%         19.19           02/24/2008           109,400
                                     12,000                 4%         26.00           11/23/2008           155,880
Randolfo Rivera                      40,000                13%         27.09           05/26/2008           416,120

                                     Total                 88%


    (1)The Black/Scholes pricing model was used to value these stock options. Options granted on February 24, 1998 were granted at $19.19 and options granted on May 26, 1998 at $27.09. Prices shown for options of February 24, 1998 and May 26, 1998 have been adjusted to reflect the 100% stock split distributed on May 29, 1998. Options granted on November 17, 1998 were granted at $26.00. All options were granted at the market price of FirstBank's Common Stock on the date of grant. Options were granted for a term of ten years and, except to the extent limited by law, are exercisable at any time during the term of the option.

In calculating the value of such options, the following assumptions were made:

     * Risk-free rate obtained from a U.S. Federal Government obligation maturing close to expiration date of the options is (5.31%) for the Options granted on February 24, 1998. It is (5.569%) for the options granted on May 26, 1998, and (4.872%) for the options granted on November 17, 1998.

     * Volatility assumption is the historical price volatility of the Corporation's closing stock price as measured by standard deviation of day-to-day logarithmic price changes. The Volatility for options granted on February 24, 1998 is (29.578%); for those granted on May 26, 1998 it is (27.310%); and for those granted on November 17, 1998, it is (41.020%).

     * The historical growth rates of dividends were used to project future dividends.


    Based on the above assumptions, the theoretical value of the stock options granted on February 24, 1998 is $5.47; for options granted on May 26, 1998, it is $10.40; and for the options granted on November 17, 1998 it is $12.99. These valuations do not take into account the non-transferability or forfeiture provisions of the Stock Option Plan.

    The table set forth below discloses the aggregated the options/SAR exercises and value realized and the number of unexercised options SAR's and the value thereof with regards to FirstBank's Chief Executive Officer and the most highly paid executives (named executives) as of December 31, 1998 under the Plans.

                                     p. 10

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                                                                 Aggregate
                                                                                                 Realizable
                                                                                                 value of
                                                                          Number of              Unexercised In-
                                                                          Unexercised            -the-Money
                                   Shares                                 Options at             Options at
                                   Acquired                               12/31/98(1)            12/31/98
        Name                       on Exercise(#)     Value Realized      Exercisable(#)         Exercisable($)
------------------------------------------------------------------------------------------------------------------------------------
Angel Alvarez-Perez                      -0-                -0-              324,000               $4,860,750
Annie Astor de Carbonell                 -0-                -0-              105,000                1,923,572
Luis M. Beauchamp                        -0-                -0-              113,000                2,019,322
Aurelio Aleman                           -0-                -0-               52,000                  490,250
Fernando Batlle                          -0-                -0-               52,000                  561,500
Randolfo Rivera                          -0-                -0-               40,000                  123,740

    (1) On December 31, 1998, the closing price of First BanCorp's common stock was $30.1875. On December 31, 1998 the average price at which the named executives could have exercised their outstanding options was $5.7915 for options granted on 11/28/94, $15.625 for options granted on 11/13/97, $19.1875 for options granted on 2/24/98, $27.094 for options granted on 5/26/98 and $26.00 for options granted on 11/17/98. As of 12/31/98 Angel Alvarez-Perez held unexercised options for 120,000 granted on 11/28/94, 104,000 granted on 11/25/97, and 100,000 granted on 11/17/98: Annie Astor de Carbonell, held unexercised options for 57,000 granted on 11/28/94, 32,000 granted on 11/25/97 and 16,000 granted on 11/17/98: Luis M. Beauchamp, held unexercised options for 57,000 granted on 11/28/94, 38,000 granted on 11/25/97 and 18,000 granted on
11/17/98. Mr. Aurelio Aleman held an unexercised option for 40,000 shares granted on 2/24/98 and 12,000 granted on 11/17/98: Fernando Batlle holds unexercised option for 20,000 shares granted on 11/26/97, 20,000 granted on 2/24/98 and 12,000 granted on 11/17/98. Mr. Randolfo Rivera held an unexercised option for 40,000 shares granted on 5/26/98. All options were granted at an exercise price equal to the market price of FirstBank's common stock on the date of grant. The Bank's Stock Option Plan provides for adjustments in the number and price of options due to changes in capitalization resulting from stock dividends or splits. All options granted prior May 29, 1998 have been adjusted to reflect the 100% stock split distributed in May 29, 1998.

                              EMPLOYMENT AGREEMENTS

    The following discloses information regarding the employment agreements of the named executives with FirstBank.

    Name                             Effective Date      Current Base Salary($)       Term of Years
    ----                             --------------      ----------------------       -------------
    Angel Alvarez-Perez                 05-14-98               $550,000                    4
    Annie Astor de Carbonell            04-14-98                265,000                    4
    Luis M. Beauchamp                   05-14-98                265,000                    4
    Aurelio Aleman                      02-24-98                200,000                    4
    Fernando Batlle                     05-14-98                200,000                    4
    Randolfo Rivera                     05-26-98                200,000                    4


    The agreements provide that on each anniversary of the date of commencement of each agreement the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then effective expiration date, unless either party receives written notice that the agreement shall not be further extended. Notwithstanding such contract, the Board of Directors may terminate the contracting officer at any time; however, unless such termination is for cause, the contracting officer will continue to be entitled to the compensation provided in the contract for the remaining term thereof. "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order or any material breach of any provision of the Employment Agreement.

                                     p. 11

    In the event of a "change in control" of the Bank during the term of the employment agreements, the executive shall be entitled to receive a lump sum severance payment equal to his or her then current base annual salary plus the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control, multiplied by the term of years for which such contracting officer's employment agreement was to be effective on the date into which it was entered. The severance payment that each of the contracting officers would have received if his or her agreement had been terminated as of December 31, 1998, pursuant to a change of control of the Bank, was: Angel Alvarez-Perez, $3,800,000; Annie Astor de Carbonell, $1,700,000; Luis
M. Beauchamp, $1,760,000; Aurelio Aleman, $1,400,000; Fernando Batlle, $1,400,000, Randolfo Rivera, $1,400,000.

    Pursuant to the employment agreements, a "change in control" shall be deemed to have taken place if: a third person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Bank having 25% or more of the total number of votes which may be cast for the election of directors of the Bank or which, by cumulative voting, if permitted by the Bank's Charter or Bylaws, would enable such third person to elect 25% or more of the directors of the Bank; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Bank before such transactions shall cease to constitute a majority of the Board of the Bank or any successor institution.

                      DEFINED CONTRIBUTION RETIREMENT PLAN

    The Bank has a Defined Contribution Retirement Plan under Section 165(e) of Puerto Rico's Internal Revenue Law(21) which provides participating employees with retirement, death, disability and termination of employment benefits in accordance with their participation. The Plan complies with the "Employee Retirement Income Security Act of 1974 (ERISA)" and the "Retirement Equity Act of 1984 (ERA)." The Bank's employees are eligible to participate in the Plan after completing one year of service and there is no age requirement. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant's account.

    Participating employees may defer from 1% to 10% of their annual salary, up to a maximum of $8,000 into the Plan on a pre-tax basis as employee salary savings contributions. Each year the Bank will make a contribution equal to 25% of each participating employee's salary savings contribution; however, no match is provided for salary savings contributions in excess of 4% of compensation. In addition, at the end of the fiscal year, the Bank may make, but is not obligated to do so, additional contributions in an amount determined by the Board of Directors; however, the maximum of any additional contribution in any year may not exceed 15% of the total compensation of all eligible employees participating in the Plan and no basic monthly or additional annual matches need be made on years during which the Bank incurs a loss.

    In fiscal 1998 the total contribution to the Plan by the Bank amounted to $330,000, which funds were distributed on a pro rata basis among all participating employees. The table below sets forth the total of the Bank's contribution during fiscal 1998 to the named executives of the Bank who participate in the Plan.

                        Name                         Total Bank Contribution(22)
                        ----                         -------------------------
                 Angel Alvarez-Perez                         $1,999
                 Annie Astor de Carbonell                    $1,729
                 Luis M. Beauchamp                           $1,999
                 Fernando Batlle                             $1,383

                      REPORT OF THE COMPENSATION COMMITTEE

     The Bank's Executive Compensation Program is administered by the Compensation Committee, which in fiscal 1998 was composed of Messrs. German E. Malaret, Antonio Pavia-Villamil and Francisco D. Fernandez, none of whom is, or has ever been an employee of the Corporation or of the Bank.

----------------------
(21) Section 165(e) of the Commonwealth of Puerto Rico Internal Revenue Law is similar to Section 401(k) of the Federal Internal Revenue Code.

(22) Pro rata Bank contributions to the Plan of named executives are also included in the Summary Compensation Table.

                                     p. 12

Executive Compensation Policy
    The Bank operates in a highly competitive industry where the quality, creativity and professionalism of its executives is of utmost importance to the success, profitability and growth of the institution. The underlying philosophy of any effective compensation program must be to retain and recruit top executives who will make significant contributions to the promotion and achievement of the institutional goals which will ultimately result in enhanced shareholder value. Accordingly, FirstBank has put in place a compensation policy which is designed to recruit, retain and reward key executives who demonstrate the capacity to lead the Bank in achieving its business objectives.

Objectives

o Stimulate behavior that will lead to the attainment of the Bank's goals.

o Provide additional short-term and long-term variable compensation to enable implementation of a pay-for-performance package.

    In making their determinations for fiscal 1998, the Compensation Committee reviewed the Bank's performance as a whole and the performance of the named executives in relation to the performance goals previously set forth. The Committee also took into consideration the performance of the Bank in comparison with the performance of other banks in the community as well as the performance of the Bank in relation to other institutions of similar size and complexity of loan portfolio and other assets. On the basis of their review, the Committee took the following actions with regard to the Named Executives.

Incentive Bonus
---------------
    Director of First Puerto Rico Growth and Income Fund, Inc. since 1998. The Executive Compensation Program provides for an incentive bonus plan whose purpose is to maximize the efficiency and effectiveness of the operation of the Bank. The Committee has designated the CEO and the Executive Vice Presidents of the Bank as plan participants. The incentive bonus is linked to the performance of the Bank as a whole as well as the achievement of individual goals. On November 17, 1998, the Committee recommended performance bonuses for the following named executives: Luis M. Beauchamp, Senior Executive Vice President $175,000; Annie Astor de Carbonell, Senior Executive Vice President, $160,000; Aurelio Aleman, Executive Vice President, $150,000; Fernando Batlle, Executive Vice President, $150,000; and Randolfo Rivera, $150,000.

Long-Term Compensation
----------------------
    The Executive Compensation Plan also contemplates long-term incentive compensation in the form of stock options under the Bank's Employee Stock Option Plan (the "SOP"). The Compensations Committee has discretion to select which of the eligible persons will be granted stock options, whether stock appreciation rights will be granted with such options and generally to determine the terms and conditions of such options in accordance with the provisions of the SOP. During fiscal 1998 the following 10-year options were granted to the named executives: Luis M. Beauchamp, 18,000; Annie Astor de Carbonell, 16,000; Aurelio Aleman, 52,000; Fernando L. Batlle, 32,000; and Randolfo Rivera, 40,000. As previously set forth, all options were granted at an exercise price equal to the price of the Stock as of the close of business on the date the options were granted.

Compensation of Chief Executive Officer
    Mr. Angel Alvarez-Perez has served as President and Chief Executive Officer since September 1990. On November 17, 1998 the Committee granted the President a cash bonus of $400,000 as well as a long-term compensation in the form of a 10-year option to purchase 100,000 shares of FirstBank common stock. The price per share of such grant was $26.00. The compensation granted was determined in accordance with the Bank's compensation policy described above. In making such determination the Committee took into consideration the Bank's performance during 1998, including a significant increase in First BanCorp's earnings, continued control of operating expenses and the achievement of goals which are geared to ensure the Bank's continued trend of earnings growth that has produced excellent value for First BanCorp's stockholder.

German E. Malaret
Francisco D. Fernandez
Antonio Pavia-Villamil



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation Committee has served as an officer or employee of the Corporation, the Bank or of a subsidiary of the Bank.

                                      p. 13

               PERFORMANCE OF FIRSTBANK/FIRST BANCORP COMMON STOCK
















                              Total Return Analysis
               12/31/93    12/31/94   12/31/95  12/31/96   12/31/97    12/31/98

FirstBank        $100        $105       $204      $241        $321       $576
S&P 500          $100        $101       $139      $172        $228       $293
S&P Regional
 Banks           $100        $ 91       $138      $183        $268       $296


     The stock performance graph set forth above compares the cumulative total shareholder return of the Bank's common stock from December 31, 1993 to December 31, 1998, with cumulative total return of the S&P 500 Markets Index(23) and the S&P Regional Bank's Index. The S&P 500 Market Index is a broad index which includes a wide variety of issuers and industries representative of a cross section of the Market. The S&P Regional Bank Index includes financial institutions comparable to the Bank.

                            OTHER EMPLOYMENT BENEFITS

    The Bank's executive officers are provided life, hospitalization and medical insurance under group plans on generally the same basis as other full-time employees of the Bank. The Bank offers to all of its employees life insurance coverage of 250% of the employees' annual salaries up to a maximum coverage of $500,000. In the event of accidental death, the coverage is twice that amount. In addition, the Bank offers all of its employees a contributory medical and hospitalization plan. The plans are provided through Servicios de Seguros de Salud, Inc. (SSS) a Blue Cross and Blue Shield Association of Puerto Rico.

----------------------
(23) FirstBank's common stock was traded on the New York Stock Exchange until the consumation of reorganization of FirstBank into a bank holding company structure. Immediately thereafter, FirstBank's common stock ceased to be traded and the Corporation's common stock commenced to be traded in the NYSE under the same symbol, FBP, previously used by FirstBank.

                                     p. 14

                     BUSINESS TRANSACTIONS BETWEEN FIRSTBANK
             OR ITS SUBSIDIARIES AND EXECUTIVE OFFICERS OR DIRECTORS

    During fiscal 1998, directors and officers and persons or entities related to such directors and officers were customers of and had transactions with the Bank or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with other persons who are not insiders, and did not involve more than the normal risk of uncollectibility or present other unfavorable features.

                            SECTION 16(a) COMPLIANCE

    On November 23, 1998, the Compensation Committee granted stock options to the following officers: Angel Alvarez-Perez, Luis M. Beauchamp, Annie Astor de Carbonell, Aurelio Aleman, Fernando Batlle, Francisco Cortes, Luis M. Cabrera, Aida Garcia and Laura Villarino. By an involuntary omission the Statement of Beneficial Ownership on SEC Form 4 was not filed on time for these grants. Also during fiscal l998, Mr. Jose Julian Alvarez-Bracero, Angel Umpierre and Antonio Pavia each filed one report late. All such transaction have been subsequently reported as provided by the Regulation.

                                   PROPOSAL #2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP has been selected as the independent Certified Public Accountants of the Corporation for the fiscal year ending December 31, 1999. The firm will be represented at the Annual Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSAL

    Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Corporation must be received at the main offices of First BanCorp not later than December 20, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Act"), it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. All such proposals should be sent by certified mail, return receipt requested, to the attention of the Secretary.

                                  OTHER MATTERS

    Management of the Corporation does not know of any business to be brought before the Annual Meeting other than that specified herein. However, if any other matters are properly brought before the Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

    The cost of solicitation of proxies will be borne by the Corporation. First BanCorp has retained the services of Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arranged with Morrow & Co. is in the amount of $3,500 plus reimbursement for out-of-pocket expenses. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First BanCorp's common stock. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                     p. 15

                                  ANNUAL REPORT

    Stockholders will be sent a copy of the Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 1998, prior to or accompanying the Proxy Statement. Such Annual Report is not part of the proxy solicitation material. Upon receipt of a written request, the Corporation will furnish to any stockholder, without charge, a copy of the Corporation's Annual Report on Form 10-K under Section 13 of the Securities Exchange Act of 1934 and the list of exhibits thereto required to be filed with the Securities Exchange Commission under applicable law. Such written request must set forth a good faith representation that the person making the request is, as of March 15, 1999, the owner of record of shares of common stock entitled to vote at the Annual Meeting and should be directed to Antonio R. Escriba-Oliver, Secretary, First BanCorp, 1519 Ponce de Leon Avenue, Santurce, Puerto Rico 00908.

BY ORDER of the Board of Directors

March 27, 1999

                                     p. 16

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
                 [    ]
      (1) ELECTION OF DIRECTORS   FOR all nominees     WITHHOLD AUTHORITY to vote        *EXCEPTIONS [ ]
                                  listed below [ ]     for all nominees listed below [ ]



      Nominees: Francisco D. Fernandez, German E. Malaret, Annie Astor De Carbonell and Rafael Bouet-Souffront
      (INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name in the space provided below.)


      *Exceptions______________________________________________________________________________________________
      (2) Proposal to ratify the appointment of Price Waterhouse as        (3) To transact such other business as may properly come
          as the Corporation's independent certified public accountants        before the meeting.
          for fiscal year 1999.

      FOR    [ ]       AGAINST    [ ]      ABSTAIN   [ ]







                                                                                              Address Change
                                                                                              and/or Comments   [ ]

                                                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                                Dated: _____________________________________________________, 1999

                                                                __________________________________________________________________
                                                                                          Signature

                                                                __________________________________________________________________
                                                                                    Signature if held jointly

                                                                Votes MUST be indicated (x) in Black or Blue ink.     [X]

     Sign, Date and Return the Proxy Card Promptly in the Enclosed Envelope.

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
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                                Revocable Proxy

                                 FIRST BANCORP
                           1519 Ponce De Leon Avenue
                             San Juan, Puerto Rico

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Angel Alvarez-Perez, Antonio Pavia-Villamil and Angel Umpierre as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote as designated on the reverse, all shares of common stock of First BanCorp held of record by the undersigned on March 15, 1999 at the Annual Meeting of Stockholders to be held on April 27, 1999 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Proposals 1 and 2.

                     (Continued, and to be dated and signed on the reverse side)

                                     FIRST BANCORP
                                     P.O. BOX 11089
                                     NEW YORK, N.Y. 10203-0089



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